UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
TEREX CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

TEREX CORPORATION

2022 Annual Meeting
Vote by May 18, 2022 11:59 PM ET. For shares held in a Plan, vote by May 16, 2022 11:59 PM ET.

TEREX CORPORATION

TEREX CORPORATION
45 GLOVER AVENUE, 4TH FLOOR
NORWALK, CT 06850

D71427-P64851

You invested in TEREX CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 19, 2022
10:00 A.M., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/terex2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. ELECTION OF DIRECTORS **NOMINEES:** 1a) Paula H.J. Cholmondeley	For
1b) Don DeFosset	For
1c) John L. Garrison Jr.	For
1d) Thomas J. Hansen	For
1e) Sandie O'Connor	For
1f) Christopher Rossi	For
1g) Andra Rush	For
1h) David A. Sachs	For
2. To approve the compensation of the Company's named executive officers.	For
3. To approve an amendment to the Terex Corporation Deferred Compensation Plan.	For
4. To ratify the selection of KPMG LLP as the independent registered public accounting firm for the Company for 2022.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D71428-P64851